                                                                   Exhibit 10.15

                              AMENDED AND RESTATED

            LIMITED LIABILITY COMPANY OPERATING AGREEMENT

                                       OF

                      RENAISSANCE TRADING TECHNOLOGIES, LLC
--------------------------------------------------------------------------------
                     (a Delaware limited liability company)

                              AMENDED AND RESTATED
                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT

                                       OF

                      RENAISSANCE TRADING TECHNOLOGIES, LLC

            This  Amended  and  Restated  Limited  Liability  Company  Operating
Agreement of Renaissance Trading Technologies,  LLC, a limited liability company organized pursuant to the Act (as hereinafter  defined),  dated as of October 2,
2002, by and among the Company and the persons  executing this Agreement (each a
"Member"),  hereby amends and restates the Original  Agreement  (as  hereinafter defined).

                                    ARTICLE I
                                   DEFINITIONS

            For purposes of this Agreement, unless the context clearly indicates otherwise, terms used herein shall have the meaning set forth in the Act and the following terms shall have the following meanings:

            1.1  ACT.  The  Delaware  Limited  Liability  Company  Act  and  all
amendments thereto.

            1.2 ADDITIONAL  MEMBER. A Member who has been or becomes admitted as a Member pursuant to Article XI hereof, other than Renaissance Members.

            1.3  AFFILIATE.  Affiliate  shall have the meaning  ascribed to such term in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

            1.4 AGREEMENT.  This Amended and Restated Limited  Liability Company
Operating  Agreement,  including all amendments  adopted in accordance with this
Agreement and the Act.

            1.5  ARTICLES.  The  Articles of  Organization  of the  Company,  as
amended from time to time, and filed with the Secretary of State of the State of
Delaware.

            1.6 ASSIGNEE.  A transferee  of any Unit of Membership  Interest who has not been admitted as a Substitute Member.

            1.7 BOARD OF DIRECTORS  OR BOARD.  Board of Directors or Board shall mean the Board of Directors of the Company.

            1.8  CAPITAL  ACCOUNTS.  Capital  Accounts  shall  mean the  capital account of a Member as described in Section 7.2 hereof.

            1.9 CAPITAL CONTRIBUTION. Any contribution of Property made by or on behalf of a Member, Substitute Member, Additional Member or Assignee.

            1.10 COMPANY.  The company named at the beginning of this Agreement, a limited liability company formed under the laws of the State of Delaware,  and any successor limited liability company.

            1.11  DESIGNATED  DIRECTORS.  Shall  have the  meaning  set forth in
Section 6.2 hereof.

            1.12 FISCAL YEAR. The calendar year.

            1.13 INITIAL MEMBERS. NYFIX and the Management Team.

            1.14 MANAGEMENT TEAM. The management team of the Company, consisting of Edward Brandman, Daniel Ryan and Ken DeGiglio.

            1.15 MEMBERSHIP  INTEREST.  The rights of a Member to  distributions
(liquidating  or  otherwise)  and  allocations  of the Profits,  Losses,  gains, deductions  and credits of the  Company  and,  to the extent  permitted  by this
Agreement, to possess and exercise voting rights.

            1.16 NYFIX. NYFIX, Inc., a New York corporation.

            1.17 ORIGINAL  AGREEMENT.  The Limited  Liability  Company Operating
Agreement  of the  Company,  entered  into  by the  Management  Team,  as of the
Original Effective Date.

            1.18 ORIGINAL EFFECTIVE DATE.  September 9, 2002, the effective date of the Original Agreement.

            1.19  PERSON.  Any  individual,  partnership,  corporation,  limited liability  company,  association,  joint venture,  organization,  trust or other entity.

            1.20  PROPERTY.  Any  property,   real  or  personal,   tangible  or
intangible  including,  without  limitation,  money,  and any legal or equitable interest  in such  property,  but  excluding  services  and  promises to perform services in the future.

            1.21  RENAISSANCE  MEMBER.  The Management  Team and each individual that is an  employee  of the  Company on the date hereof who becomes a Member by receiving Units from the Management Team.

            1.22 REQUIRED  APPROVAL.  The approval of all of the NYFIX Designees and the Renaissance Designees.

            1.23  SCHEDULE D.  Schedule D to this  Agreement  setting  forth the name,  address,  Capital  Contribution,  Membership  Interest  and Units of each
Initial Member, and the Member designated as the Tax Matters Partner.

            1.24 SUBSTITUTE  MEMBER. An Assignee who has been admitted to all of the rights of membership pursuant to Section 10.3 hereof.

            1.25 TAX  CHARACTERIZATION  AND ADDITIONAL TAX TERMS. It is intended that the Company be  characterized  and treated as a partnership for, and solely for,  federal,  state and local income tax purposes.  For such purpose,  (i) the
Company  shall be subject to all of the  provisions of Subchapter K of Chapter 1 of Subtitle A of the Code, (ii) all references to a "Partner," to "Partners" and to the "Partnership" in this Agreement and in the provisions of the Code and Tax
Regulations  cited in this Agreement  shall be deemed to refer to a Member,  the
Members and the Company,  respectively.  In addition,  the following terms shall have the following meanings:

            (a) CODE shall mean the Internal Revenue Code of 1986, as amended.

            (b) PROFITS AND LOSSES shall mean,  for each Fiscal Year,  an amount equal  to the  Company's  taxable  income  or loss for  such  Fiscal  Year, determined in accordance with Section 703(a) of the Code (for this purpose, all  items of  income,  gain,  loss,  or  deduction  required  to be stated
     separately  pursuant to Section  703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                        (i)  Any  income  of the  Company  that is  exempt  from
          federal  income tax and not otherwise  taken into account in computing
          Profits or Losses pursuant to this Section 1.25 shall be added to such taxable income or loss;

                        (ii)  Any  expenditures  of  the  Company  described  in
          Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Section  1.704-1(b)(2)(iv)(i) of the
          Tax  Regulations,  and not  otherwise  taken into account in computing
          Profits or Losses  pursuant to this Section 1.25,  shall be subtracted from such taxable income or loss;

                        (iii) In the  event  the  agreed  fair  market  value of
          Company assets is adjusted pursuant to Section 1.704-1(b)(2)(iv)(f) of
          the  Tax  Regulations  or  other   pertinent   sections  of  such  Tax
          Regulations, the amount of such adjustment shall be taken into account as gain or loss for purposes of computing  Profits and Losses;  and in lieu  of  the  depreciation,  amortization  and  other  cost  recovery deductions  taken into  account in computing  such  taxable  income or loss, there shall be taken into account depreciation,  amortization or other cost recovery  computed  with  reference to the value of Company property  approved by the Designated  Directors (if different from its adjusted tax basis)  pursuant to Section  1.704-1(b)(2)(iv)(g)  of the
          Tax Regulations for such Fiscal Year; and

                        (iv)   Notwithstanding  any  other  provisions  in  this
          Agreement,  any items which are  specially  allocated  pursuant to the provisions of Schedule A and Item 8.1(c) below shall not be taken into account in computing Profit or Loss.

            1.26  UNIT.  One  of the  units  of  Membership  Interest  that  are authorized to be issued under this Agreement.  Each Unit represents a Membership
Interest  with an  initial  ratio of one  divided  by the total  number of Units issued hereunder, subject to adjustment as provided herein.

                                   ARTICLE II
                                    FORMATION

            2.1  ORGANIZATION.  The  Members  hereby  organize  the Company as a
Delaware limited liability company pursuant to the provisions of the Act.

            2.2  AGREEMENT.  For and in  consideration  of the mutual  covenants herein contained and for other good and valuable consideration,  the receipt and sufficiency  of  which  is  hereby  acknowledged,  the  Members  executing  this
Agreement hereby agree to the terms and conditions of this Agreement,  as it may from time to time be amended.  Except as otherwise  provided  herein,  it is the express intention of the Members that this Agreement shall be the sole source of agreement of the parties and, except to the extent a provision of this Agreement expressly  incorporates federal income tax rules by reference to sections of the
Code or Tax Regulations or is expressly prohibited or ineffective under the Act, this Agreement shall govern, even when inconsistent with, or different than, the provisions  of the Act or any other law or rule.  To the extent any provision of this Agreement is prohibited or ineffective  under the Act, this Agreement shall be deemed to be  amended  to the least  extent  necessary  in order to make this
Agreement effective under the Act. In the event the Act is subsequently  amended or  interpreted  in such a way to make any provision of this  Agreement that was formerly invalid valid,  such provision shall be considered to be valid from the effective date of such interpretation or amendment.

            2.3  NAME.  The name of the  Company  is the  name set  forth at the beginning of this  Agreement  and all business of the Company shall be conducted under that name.

            2.4 TERM. The Company shall be dissolved and its affairs wound up in accordance with the Act and this Agreement.

            2.5  PRINCIPAL  OFFICE.  The  principal  office of the Company  (the
"Principal  Office")  shall be located  at 44 Wall  Street,  New York,  New York
10005.  The Board of Directors may, from time to time,  with Required  Approval, change the location of the Principal Office.

            2.6  REGISTERED  AGENT  AND  OFFICE.  The  name and  address  of the registered  agent  for the  service  of  process  shall be  Corporation  Service
Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Board
of Directors,  may,  from time to time,  change the  registered  agent or office through  appropriate  filings  with the  Department  of  State  of the  State of
Delaware. In the event the registered agent ceases to act as such for any reason or the  registered  office shall change,  the Board of Directors  shall promptly designate a replacement  registered agent or file a notice of change of address, as the case may be.

            2.7 NUMBER OF MEMBERS.  The Company  shall not at any time have more than 100 Members or  "beneficial  owners"  within the meaning of the  Investment
Company Act of 1940.

                                   ARTICLE III
                           PURPOSE; NATURE OF BUSINESS

            The business  purpose of the Company is to engage in the business of developing,  marketing and selling trading  technologies and services (including order  management  and  routing,  execution,  risk  and  quote  management,  and compliance)  across the pre-trade,  trade and post-trade process in the domestic and  international  financial  markets,  and to  engage in any  lawful  business permitted  by the Act or laws of any  jurisdiction  in which the  Company may do business, as approved by the Designated Directors,  and to enter into any lawful transaction and engage in any lawful  activities in furtherance of the foregoing purposes and as may be  necessary,  incidental  or  convenient  to carry out the business of the Company as contemplated by this Agreement. The authority granted to the Board of  Directors  hereunder  to bind the  Company  shall be limited to actions necessary or convenient to this business.

                                   ARTICLE IV
                             ACCOUNTING AND RECORDS

            The Company  shall prepare and timely file income tax returns of the
Company in all  jurisdictions  where such filings are required,  and the Company shall prepare and deliver to each Member,  as soon as practicable  following the expiration of each Fiscal Year, and at the Company's  expense,  all  information returns and reports  required by the Code and Tax Regulations and information in respect of the Company  necessary for the  preparation  of the Members'  federal income tax returns.

                                    ARTICLE V
                         NAMES AND ADDRESSES OF MEMBERS

            The names and  addresses  of the  Members  are as set forth on their respective signature pages hereto.

                                   ARTICLE VI
                          RIGHTS AND DUTIES OF MEMBERS

            6.1  MANAGEMENT  OF THE  COMPANY.  (a) The  business  affairs of the
Company  shall be  managed by the Board of  Directors  in  accordance  with this
Agreement. The Board may exercise all such powers of the Company and do all such lawful  acts and  things as are not by  statute or this  Agreement  directed  or required to be exercised or done by the Members.  The Members, in their capacity as such,  shall not have any  right of  control  or  management  power  over the business  and  affairs  of the  Company or to bind the  Company in any  respect;
provided,  however,  that nothing  herein shall preclude any Member from serving the  Company as a  director,  officer or agent of the  Company,  following  such
Member's election or appointment in accordance with the terms of this Agreement.

                        (b) The Board of Directors,  with Required Approval, may
delegate any or all of its powers to committees of the Board and to officers and agents  elected  or  designated  by the  Board or a duly  constituted  committee thereof.

                        (c) The Board of  Directors  shall be the  "manager"  as
defined in the Act;  provided,  however,  that the directors shall only have the rights,  powers and authority set forth in this Agreement and, unless  expressly authorized  by the  Designated  Directors,  a  director,  acting  alone  in such capacity,  shall  have no  authority  or right to act on  behalf  of or bind the
Company in connection with any matter.

            6.2  BOARD  MEMBERS.  (a) The  Board of  Directors  shall  initially consist of five voting directors (collectively,  the "Voting Directors"), two to be  designated  by NYFIX (the "NYFIX  Designees"),  two to be  designated by the
Renaissance  Members (the  "Renaissance  Designees"  and together with all NYFIX
Designees, the "Designated Directors"),  and one outside director to be mutually agreed upon by the Designated  Directors.  The  Renaissance  Designees  shall be designated  upon the  affirmative  vote of the  Renaissance  Members  holding  a majority of the Units held by the Renaissance Members. Subject to Section 6.2(b)
below,  the  number of Voting  Directors  may be  increased  or  decreased  with
Required  Approval.  The  NYFIX  Designees  shall  initially  consist  of  Keith
Jamaities and Paolo Aloe, the Renaissance  Designees shall initially  consist of
Edward  Brandman and Ken DeGiglio,  and the initial  outside  director  shall be selected by the Designated  Directors within 30 days of the date hereof.  Any of the Directors may be changed by the applicable designator(s) from time to time.

                        (b) If and when the  number  of Units  owned by NYFIX is
greater  than the  number  of  Units  owned  by all of the  Renaissance  Members combined, then NYFIX shall have the right to appoint a third NYFIX Designee as a
Voting Director, thereby increasing the total number of Voting Directors to six.
If and when the number of Units owned by NYFIX is equal to or greater than twice the number of Units owned by all of the Renaissance Members combined, then NYFIX shall have the right to appoint a fourth  NYFIX  Designee as a Voting  Director, thereby increasing the total number of Voting Directors to seven.

                        (c)  The  Voting  Directors  may  appoint  a  number  of
advisory board members  (collectively,  the "Advisory  Directors")  equal to the number  of  Additional  Members,  such  that  one  Advisory  Director  shall  be designated by each Additional  Member.  Each Advisory  Director  appointed shall have  the  right  to  attend  all  Board  meetings  and  to  participate  in all discussions  regarding the management of the Company and make recommendations to the Voting Directors. All decisions relating to the management and operations of the  Company  shall  be made  solely  through  a  majority  vote  of the  Voting
Directors, except as otherwise provided in this Agreement.

                        (d) The  Company  is  required  to carry  Directors  and
Officers  liability  insurance with coverage of at least $2,000,000,  unless the
Board of  Directors by the Required  Approval  determines  that the cost of such coverage is not reasonable in relation to the Company's annual budget,  in which case the  Company is required  to carry such  lesser  coverage as is  reasonably available  on  commercially  reasonable  terms  as  determined  by the  Board of
Directors.

            6.3  MEETINGS.  (a) The Board of Directors  shall meet at least once each calendar quarter, unless otherwise agreed by the Designated Directors. Such meetings shall be held on such date as shall be determined by the president or a majority of the Board of Directors.

                        (b) Other meetings of the Board of Directors shall be
held at such time as the Designated Directors shall from time to time determine.

                        (c) The Board of Directors shall select a secretary who
shall  give  written  notice to each  director  of each  meeting of the Board of
Directors,  which notice shall state the place,  date,  time and purpose of such meeting.  Notice of each such  meeting  shall be given to each  director,  if by mail,  addressed to him at his  residence  or usual place of business,  at least five (5) days  before the day on which such  meeting is to be held,  or shall be sent to him at such  place by  telecopy,  telegraph,  cable,  or  other  form of recorded  communication,  or be delivered  personally  or by telephone not later than two (2) days before the day on which such  meeting is to be held. A written waiver of notice,  signed by the director entitled to notice,  whether before or after  the time of the  meeting  referred  to in such  waiver,  shall be  deemed equivalent to notice.  Neither the business to be transacted at, nor the purpose of any meeting of the Board of Directors need be specified in any written waiver of  notice  thereof.  Attendance  of a  director  at a  meeting  of the Board of
Directors shall constitute a waiver of notice of such meeting.

                        (d) The Board of Directors may hold its meetings at such
place or  places  within or  without  the State of  Delaware  as the  Designated
Directors  may from time to time  determine,  or as shall be  designated  in the respective notices or waivers of notice of such meetings.

                        (e) A majority of the directors then in office (or who
are  members of any  committee  of the Board of  Directors)  shall be present in person at any meeting of the Board of Directors (or a committee thereof,  as the case may be) in order to constitute a quorum for the  transaction of business at such meeting,  and the vote of a majority of those directors (or members of such committee)  present at any such  meeting  at which a quorum is present  shall be necessary for the passage of any resolution or act of the Board of Directors (or such committee),  except as otherwise  expressly required by this Agreement.  In the  absence  of a quorum for any such  meeting,  a  majority  of the  directors present  thereat may adjourn such meeting from time to time until a quorum shall be present.

            6.4 DIRECTORS'  CONSENT IN LIEU OF MEETING.  Any action  required or permitted  to be taken  at any  meeting  of the  Board  of  Directors  or of any committee  thereof  may be taken  without a meeting,  without  prior  notice and without a vote,  if a consent  in  writing,  setting  forth the action so taken, shall be signed by all the members of the Board of Directors  or such  committee and such  consent is filed with the minutes of the  proceedings  of the Board of
Directors or such committee.

            6.5  REQUIRED  APPROVAL.  Any  decisions or actions set forth in the following list must have the Required Approval:

                 (a) except as set forth in Article XI and Section  14.1 hereof, the  issuance  by the  Company  of  equity  securities,  any  equity  derivative securities,  securities  convertible into equity securities or rights to acquire equity securities;

                 (b) the  sale,  lease,  transfer  or  other  disposition  (in a transaction or related  series of  transactions)  of any material  assets of the
Company  (including,  without  limitation,  any material  intellectual  property assets);

                 (c) any merger or consolidation involving the Company;

                 (d) the liquidation or dissolution of the Company;

                 (e) the filing for bankruptcy by the Company;

                 (f) any  expenditure  by the  Company  of any kind in excess of
$50,000,   including  but  not  limited  to  capital  expenditures,   consulting
agreements  or  pursuant  to  contracts   (other  than  employment   agreements)
obligating the Company to pay $50,000 or more during a 12-month period;

                 (g)  the   incurrence  or  repayment  by  the  Company  of  any
indebtedness in excess of $50,000;

                 (h) the hiring by the Company of employees with annual salaries of $100,000 or more;

                 (i) the  payment by the  Company  of  bonuses or other  special payments of any kind to the Management Team;

                 (j) the  reduction  or change  in the  Directors  and  Officers liability insurance coverage; and

                 (k) the  making  of any  plans or  agreements  to do any of the foregoing.

            6.6 OFFICERS. The Company shall have such officers as are designated or appointed by the Board of Directors.

            6.7  LIABILITY  OF MEMBERS.  Neither  the Members nor the  directors serving on the Board of Directors shall be liable as such for the liabilities of the Company.

            6.8 RECORDS TO BE MAINTAINED. The Board of Directors shall maintain, or cause to be maintained, the following records at the Principal Office:

                 (a) A current list of the full name and last known  business or residence  address of each Member and former  Member and the Capital  Account of each Member  associated  with their  respective  Membership  Interests,  as of a recent practicable date;

                 (b) A copy of the Certificate and all amendments thereto;

                 (c) Copies of all past federal, foreign, state and local income tax returns and reports of the Company;

                 (d)  Copies  of  this   Agreement,   including  all  subsequent
amendments hereto; and

                 (e) Copies of all past financial statements of the Company.

            6.9 REPORTS TO CERTAIN  MEMBERS.  (a) The Board of  Directors  shall provide (or cause the Company to provide) the  following  reports to NYFIX,  the
Management  Team  and  certain  Additional  Members  selected  by the  Board  of
Directors:

                 (i)  within  14 days of the end of  each  month,  an  unaudited detailed balance sheet of the Company as of the close of the last completed month,  a statement  of income  showing the  results of  operations  of the
     Company  during  such month,  and a statement  of cash flows of the Company during such month,  each prepared in accordance with accounting  principles
     generally   accepted  in  the  United  States  of  America   (collectively,
     "Financial Statements");

                 (ii)  within  30  days of the  end of  each  calendar  quarter, unaudited Financial Statements for such quarter;

                 (iii)  within 30 days of the end of each  calendar  quarter,  a quarterly  Financial Statement forecast for the current and following eight quarters; and

                 (iv) within 60 days of the end of each calendar  year,  audited
     Financial Statements, including footnotes thereto, for such year.

                        (b) The Board of Directors shall provide (or cause the
Company to provide) to all  Members,  within a timely  manner,  the  information necessary for the Members to prepare tax returns as required by the Code and the laws of any applicable state.

                        (c) The  Board of  Directors  shall  provide  to  NYFIX,
within 5 days of the end of a month, a monthly sales pipeline.

            6.10 EMPLOYEE HANDBOOK.  The Company agrees to adopt, within 90 days of the  Original  Effective  Date,  an  Employee  Handbook  and  Expense  Policy
consistent with those adopted by NYFIX.

            6.11  INDEMNIFICATION.  (a)  To  the  fullest  extent  permitted  by applicable  law,  the Company  shall  indemnify  and hold  harmless  any Member, director  serving  on the Board of  Directors,  officer,  or  Affiliate  thereof
(individually, in each case, an "Indemnitee") from and against any loss, damage, claim or liability  incurred by such Indemnitee by reason of any act or omission performed,  or  omitted to be  performed,  by such  Indemnitee  in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority  conferred on such  Indemnitee  by this  Agreement,  except that no
Indemnitee  shall be entitled to be indemnified in respect of any loss,  damage, claim or liability incurred by such Indemnitee by reason of willful  misconduct, fraud, gross negligence or breach of this Agreement with respect to such acts or omissions;  provided,  however, that any indemnity under this Section 6.11 shall be provided out of and to the extent of Company assets only, and no Member shall have any personal liability on account thereof.

                        (b)  If  any  claim   shall  be   asserted   against  an
Indemnitee,   in   respect  of  which  such   Indemnitee   proposes   to  demand
indemnification  under this Section 6.11 from the Company, such Indemnitee shall notify  the  Company  to that  effect  with  reasonable  promptness  after  such assertion,  and the Company shall have the right to assume the entire control of the defense or  settlement  of any such claim,  through its own attorneys and at its expense, and in connection therewith,  such Indemnitee shall cooperate fully to make  available  to the Company all  information  under its control  relating thereto.

                        (c) All rights to indemnification  provided herein shall
survive  the  termination  of this  Agreement  and the  withdrawal,  removal  or insolvency of any Member;  provided, that a claim for indemnification  hereunder is made by or on behalf of the Indemnitee seeking such indemnification  prior to the time that  distribution  in liquidation of the assets of the Company is made pursuant to Article XII.

                        (d) The Board of  Directors  and the  Company  may enter
into indemnity  contracts with Indemnitees and adopt written procedures pursuant to which  arrangements  are made for the advancement of expenses and the funding of obligations and containing such other procedures regarding indemnification as are appropriate.

                                   ARTICLE VII
                    CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

            7.1 CAPITAL CONTRIBUTIONS. Each Member shall, no later than upon his execution  and delivery of this  Agreement,  make the Capital  Contribution  set forth on his signature page hereto, and each Member shall receive the Membership
Interests  set  forth  on  his  signature  page  hereto.   No  further   Capital
Contribution shall be required of a Member,  except as agreed to by that Member.
No Member shall have the right to withdraw or be repaid any Capital Contribution except as provided in this Agreement.

            7.2 CAPITAL ACCOUNT.  A separate capital account shall be maintained for each Member  throughout the term of the Company in accordance with the rules of Section  1.704-1(b)(2)(iv)  of the Tax  Regulations as in effect from time to time and,  to the  extent not  inconsistent  therewith,  to which the  following provisions apply:

                        (a) To each  Member's  Capital  Account  there  shall be
            credited (i) the amount of money  contributed  by such Member to the
            Company (including liabilities of the Company assumed by such Member as provided in Section 1.704-1(b)(2)(iv)(c) of the Tax Regulations);
            (ii)  the  fair  market  value of any  Property  contributed  to the
            Company  by  such  Member  (net  of  liabilities   secured  by  such
            contributed  Property  that the Company is  considered  to assume or take  subject  to under  Section  752 of the  Code);  and (iii) such
            Member's  share of  Profits  and items of  income  and gain that are specially allocated.

                        (b) To each  Member's  Capital  Account  there  shall be
            debited  (i) the amount of money  distributed  to such Member by the
            Company (including liabilities of such Member assumed by the Company as provided in Section  1.704-1(b)(2)(iv)(c) of the Tax Regulations)
            other than amounts which are in repayment of debt obligations of the
            Company  to such  Member;  (ii) the fair  market  value of  Property distributed  to such  Member  (net of  liabilities  secured  by such distributed  Property  that such Member is  considered  to assume or take  subject  to under  Section  752 of the  Code);  and (iii) such
            Member's  share of Losses  and items of loss or  deduction  that are specially allocated.

The foregoing  provisions and the other provisions of this Agreement relating to the  maintenance  of  Capital  Accounts  are  intended  to comply  with  Section
1.704-1(b) of the Tax  Regulations  and Section  704(c) of the Code and shall be interpreted and applied in a manner consistent with such Tax Regulations and the provisions  set forth in Schedule A attached  hereto.  In the event the Board of
Directors shall determine,  with Required Approval, that it is prudent to modify the manner in which the  Capital  Accounts,  or any  debits or  credits  thereto
(including,  without limitation,  debits or credits relating to liabilities that are secured by contributed  or  distributed  Property or that are assumed by the
Company  or any  Member),  are  computed  in  order  to  comply  with  such  Tax
Regulations,  the  Board  may make such  modification,  provided  that it is not likely to have a  material  effect on the  amounts  distributable  to any Member pursuant to Article XII hereof upon the dissolution of the Company.

            7.3 NO OBLIGATION TO RESTORE DEFICIT BALANCE.  Except as required by law, no Member  shall be required to restore any deficit  balance in its Capital
Account.

            7.4 WITHDRAWAL.  A Member shall not be entitled to withdraw any part of its Capital Account or to receive any distribution  from the Company,  except as specifically provided in Sections 8.2 or with Required Approval.

            7.5  INTEREST.  No Member  shall be  entitled  to  interest  on such
Member's Capital Contribution or on any Profits retained by the Company.

                                  ARTICLE VIII
                          ALLOCATIONS AND DISTRIBUTIONS

            8.1 PROFITS AND LOSSES. Profits and Losses, and each item of Company income, gain, loss,  deduction,  credit and tax preference with respect thereto, for each Fiscal Year (or shorter period in respect of which such items are to be allocated)  shall be  allocated  among the Members as  provided in this  Article
VIII.

                        (a) PROFITS. Profits for any Fiscal Year shall be
allocated  among  the  Members  in  proportion  to their  respective  Membership
Interests;  provided,  however,  that if a Member has previously had its Capital
Account reduced pursuant to Section  8.1(b)(i) below,  then there shall first be credited to such Capital Account a portion of the profits equal to the amount of such reduction.

                        (b)  LOSSES.   Losses  for  any  Fiscal  Year  shall  be
allocated in the following order of priority:

                                    (i) first, to the Members, in proportion to
their respective Membership Interests, but only to the extent of their respective positive Capital Account balances; and

                                    (ii) then, the balance, if any, among the
Members in proportion to their respective Membership Interests.

                        (c) SPECIAL ALLOCATION OF CERTAIN COMPENSATION EXPENSES.
Any expense attributable to the issuance of shares of NYFIX, Inc.'s common stock
("NYFIX  Common  Stock") by the  Company  to its  employees  shall be  specially allocated  solely to those Members who  contributed  such shares to the Company, and such expense shall not be reflected in the allocations of Profits and Losses set forth in Sections 8.1(a) and 8.1(b), above.

            8.2 DISTRIBUTIONS.

                        (a)  Within  a  reasonable  time  after  the end of each
Fiscal Year, the Company shall, to the extent of available  cash,  distribute to each  Member cash in an amount  intended to provide  each such Member with funds for the payment of federal  income taxes  resulting  from the  allocations  made pursuant to Section 8.1 hereof to such  Member for such Fiscal  Year;  provided, however,  any cash distribution to be paid to any Member pursuant to this clause may be  reduced  by the  amount of any cash  distributions  paid to such  Member during or in respect of such Fiscal Year.  Any  distributions  paid  pursuant to this clause shall be based upon a notional tax rate determined by the Designated
Directors  and  applied to all such  profit  allocations  regardless  of the tax status of the individual Member.

                        (b) Distributions  shall be made pro rata to the Members
in  accordance  with  their  Membership  Interests  at  such  time or  times  as determined by the Designated  Directors  consistent  with the provisions of this
Agreement.

                        (c) In the case of a distribution of property, the Board
of Directors  shall endeavor to the extent feasible to distribute to each Member the Property which such Member had previously contributed to the Company.

            8.3 NYFIX  CONTRIBUTIONS  AND SERVICES;  REVENUE SHARING.  NYFIX has
contributed  to the Company the  intellectual  property  rights  relating to the
Company's  Nasdaq market  making/trading  system  (including  all related source code) described on Schedule B attached hereto (the "Intellectual  Property") and has agreed to provide  the  Company  with the  services  set forth on Schedule C attached hereto. In consideration  thereof,  NYFIX shall be entitled to receive, in a non-Member  capacity,  50% of the revenues (but excluding pass throughs not paid by NYFIX) from sales of the Company's  products or services.  The remaining
50% shall go to the Company.  The party that is  responsible  for collecting the revenues  shall  remit 50% to the  other  party  within  five  business  days of receipt.  This revenue sharing arrangement shall remain in effect for thirty-six
months   following  the  Original   Effective  Date  and   thereafter   will  be
automatically terminate.

            8.4 OTHER ALLOCATION RULES.

                        (a) For purposes of determining the Profits,  Losses, or
any other item  allocable  to any  period  (including  allocations  to take into account any changes in any Member's Membership Interest during a Fiscal Year and any  transfer of any interest in the  Company),  Profits,  Losses,  and any such other  item  shall  be  determined  on a daily,  monthly,  or  other  basis,  as determined by the Board of Directors using any permissible  method under Section
706 of the Code and the Tax Regulations thereunder.

                        (b) The Members are aware of the income tax consequences
of the allocations made by this Article VIII and hereby agree to be bound by the provisions of this Article VIII in reporting  their shares of Company income and loss for income tax purposes.

                                   ARTICLE IX
                                     TAXES

            9.1 TAX MATTERS PARTNER. The Member designated as such on Schedule D shall be the Tax Matters Partner of the Company  pursuant to Section  6231(a)(7)
of the Code. Such Member shall not resign as the Tax Matters Partner unless,  on the  effective  date of such  resignation,  the Company has  designated  another
Member as Tax  Matters  Partner and such Member has given its consent in writing to its appointment as Tax Matters Partner. The Tax Matters Partner shall receive no additional  compensation  from the Company for its services in that capacity, but all expenses  incurred by the Tax Matters  Partner in such capacity shall be borne by the  Company.  The Tax  Matters  Partner is  authorized  to employ such accountants,  attorneys and agents as he, in his sole discretion,  determines is necessary  to or useful in the  performance  of his duties.  In  addition,  such
Member shall serve in a similar capacity with respect to any similar tax related or other election provided by state or local laws. The Tax Matters Partner shall be required to obtain the  Required  Approval in the case of the  extension of a statute of limitations or a settlement of a tax audit or other tax controversy.

            9.2 SECTION 754  ELECTION.  The Board of Directors may agree to have the Company make the election  permitted by Section 754 of the Code with respect to  adjustments  to the basis of Property of the Company.  The cost of preparing such election,  and any additional accounting expenses of the Company occasioned by such  election,  shall be borne by the  transferees  or  distributees  of the interest in the Company.

                                    ARTICLE X
                         TRANSFER OF MEMBERSHIP INTEREST

            10.1 COMPLIANCE  WITH  SECURITIES  LAWS. No Unit has been registered under the Securities Act of 1933, as amended (the  "Securities  Act"),  or under any applicable state securities laws. A Member may not transfer (a transfer, for purposes of this Agreement,  shall be deemed to include,  but not be limited to, any sale, transfer, assignment, pledge, creation of a security interest or other disposition) all or any part of such Member's Unit,  except upon compliance with the  applicable  federal and state  securities  laws.  The Company shall have no obligation to register any Unit under the Securities Act or under any applicable state  securities  laws,  or to make any  exemption  therefrom  available to any
Member.

            10.2 TRANSFER OF ECONOMIC INTEREST. The right to receive allocations of Profits and Losses and to receive  distributions  may not be transferred,  in whole or in part, unless the following terms and conditions have been satisfied:

                        (a) The  Designated  Directors  shall have  consented in
writing to the  transfer,  which  consent  may be  arbitrarily  withheld by such directors;

                        (b) The transferor shall have assumed all costs incurred
by the Company in connection with the transfer;

                        (c) If requested by the Board, the transferor shall have
furnished the Company with a written  opinion of counsel,  satisfactory  in form and  substance  to counsel for the Company,  that such  transfer  complies  with applicable  federal and state  securities  laws and the  Agreement and that such transfer, for federal income tax purposes, will not cause the termination of the
Company under Section 708(b) of the Code,  cause the Company to be treated as an association  taxable  as a  corporation  for income tax  purposes  or  otherwise adversely affect the Company or the Members; and

                        (d) The transferor shall have complied with such other
conditions as the Board of Directors may reasonably require from time to time.

Transfers  will be recognized by the Company as effective only upon the close of business on the last day of the calendar  month  following  satisfaction  of the above conditions.  Any transfer in contravention of this Article X shall be void ab initio and  without  force and  effect and shall not bind the  Company or the other  Members.  Transfers by Members to Affiliates  shall not be subject to the provisions of Section 10.2(a) hereof.

            10.3  TRANSFER OF  MEMBERSHIP  INTEREST AND  ADMISSION OF SUBSTITUTE
MEMBER. Except for the right to receive allocations of Profits and Losses and to receive distributions, a Unit may not be transferred, in whole or in part, and a transferee  shall not have a right to become a Member  unless,  in  addition  to satisfying  the terms and  conditions  of  Sections  10.2(b),  (c) and (d),  the following terms and conditions have also been satisfied:

                        (a) The  Designated  Directors  shall have  consented in
writing to the  transfer  and  substitution,  which  consent may be  arbitrarily withheld by such directors;

                        (b) The transferee  shall have assumed the  obligations,
if any, of the transferor to the Company; and

                        (c)  The  transferor  and  the  transferee   shall  have
complied with such other  requirements  as the Board of Directors may reasonably impose including, without limitation, the conditions that the transferee:

                                    (i) adopt and  approve  in  writing  all the
terms and provisions of the Agreement then in effect; and

                                    (ii) pay such fees as may be reasonable to
pay the costs of the Company in effecting such substitution.

Transfers by Members to Affiliates  and transfers  made pursuant to Section 14.3 below shall not be subject to the provisions of Section 10.3(a).

            10.4  STATUS  OF  TRANSFEREE.  A  transferee  of a Unit who is not a
Substitute  Member  shall be  entitled  only to receive  that share of  Profits,
Losses and distributions,  and the return of Capital Contributions, to which the transferor would otherwise be entitled with respect to the interest transferred, and shall not have the rights of a Member of the  Company  under the Act or this
Agreement including,  without limitation, the right to obtain any information on account of the Company's transactions, to inspect the Company's books or to vote with the  Members  on, or to grant or withhold  consents  or  approvals  of, any matter.  The Company shall,  however,  if a transferee  and  transferor  jointly advise the  Company in writing of a transfer of a Unit,  furnish the  transferee with pertinent tax information at the end of each Fiscal Year.

            10.5 LEGEND ON CERTIFICATES. Certificates representing the Units, if any, shall bear the following or similar legend:

                           "THE UNITS OF  MEMBERSHIP  INTERESTS  REPRESENTED  BY
                           THIS   CERTIFICATE   ARE  SUBJECT  TO  AN   OPERATING
                           AGREEMENT,  A  COPY  OF  WHICH  IS  ON  FILE  AT  THE
                           PRINCIPAL OFFICE OF THE COMPANY. THE UNITS MAY NOT BE
                           SOLD, TRANSFERRED,  ASSIGNED, PLEDGED,  HYPOTHECATED,
                           OR OTHERWISE DISPOSED OF EXCEPT AS EXPRESSLY PROVIDED
                           BY THE TERMS OF THE OPERATING AGREEMENT."

            10.6  DISPOSITIONS  NOT IN COMPLIANCE  WITH THIS ARTICLE  VOID.  Any
attempted  disposition of Unit, or any part thereof, not in compliance with this
Article X shall be void ab initio  and  without  force and  effect and shall not bind the Company or the other Members.

                                   ARTICLE XI
                              ADMISSION OF MEMBERS

            11.1  ADMISSION  OF  MEMBERS.  The  Board  of  Directors  may  admit
Additional Members to the Company with the Required Approval,  and may determine the Capital  Contributions and Membership Interests of such Additional Member or
Members;  provided,  however,  that the aggregate number of Membership Interests held by Additional  Members shall not equal greater than 40% of all  outstanding
Membership Interests; and provided, further, that no Person shall be admitted as an  Additional  Member  without  the prior  written  consent  of the  Designated
Directors. To the extent that a NYFIX Designee does not consent to the admission of an  Additional  Member,  NYFIX shall have 30 business  days to match (or find someone else to match) the  consideration  and proposed terms of such investment at which time if NYFIX does not match (or find  someone else to match) the offer then the NYFIX  Designee  shall  consent  to the  admission  of such  Additional
Member; provided, however, that if such consideration and proposed terms are not on  financially  reasonable  terms,  then the NYFIX  Designee  may  withhold its consent to the admission of such  Additional  Member and need not match (or find someone  else to match) the offer.  A person so  approved  to be  admitted as an
Additional Member shall be so admitted upon making a Capital Contribution to the
Company,  executing a counterpart to this Agreement, and furnishing to the Board of Directors an acceptance,  in form satisfactory to the Board, of all the terms and  conditions of this  Agreement  and such other  documents as the Board shall require.  Such admission shall become  effective on the date that the Designated
Directors  determine that such conditions  have been satisfied.  With respect to any such  Additional  Member  admitted to the Company,  the Capital  Accounts of
Members other than such Additional Member shall be adjusted, i.e. "booked up" or
"booked   down"   as   the   case   may   be,   in   accordance   with   Section
1.704-1(b)(2)(iv)(f)  of the Tax Regulations to reflect the Capital Contribution of the  Additional  Member,  except as otherwise  determined  by the  Designated
Directors.

                                   ARTICLE XII
                           DISSOLUTION AND WINDING UP

            12.1  DISSOLUTION.  The Company  shall be dissolved  and its affairs wound up upon receipt of Required Approval.

            12.2 EFFECT OF DISSOLUTION.  Upon dissolution, the Company shall not be  terminated  and shall  continue  until the  winding up of the affairs of the
Company is completed and a certificate of  cancellation  has been filed with the
Office of the Secretary of State of the State of Delaware.

            12.3 DISTRIBUTION OF ASSETS ON DISSOLUTION.  Subject to Section 12.5
below,  upon the winding up of the Company,  the  Designated  Directors (or such
Person(s)  designated by such  directors)  shall take full account of the assets and  liabilities  of the  Company,  shall  liquidate  the  assets  (unless  such directors determine that a distribution of any Company Property in-kind would be more  advantageous  to the  Members  than the sale  thereof,  in which  case the adjustments to the Members'  respective  Capital Account pursuant to Section 7.2 shall  be  made  immediately  prior  to such  distribution)  as  promptly  as is consistent with obtaining the fair value thereof, and shall apply and distribute the proceeds therefrom in the following order:

                        (a) first,  to the payment of the debts and  liabilities
of the Company to creditors,  including Members who are creditors, to the extent permitted  by law, in  satisfaction  of such debts and  liabilities,  and to the payment of necessary expenses of liquidation;

                        (b) second, to the setting up of any reserves which the
Designated  Directors  may deem  necessary or  appropriate  for any  anticipated obligations or contingencies of the Company arising out of or in connection with the operation or business of the Company.  Such reserves may be paid over by the
Board to an escrow agent or trustee  selected by the Designated  Directors to be
disbursed   by  such  escrow   agent  or  trustee  in  payment  of  any  of  the
aforementioned  obligations or contingencies  and, if any balance remains at the expiration  of  such  period  as  the  Board  shall  deem  advisable,  shall  be distributed by such escrow agent or trustee in the manner hereinafter provided;

                        (c) third,  to the Members pro rata in  accordance  with
and to the extent of their positive capital account balances, if any; and

                        (d)  then,  to the  Members  in  accordance  with  their
Membership Interests.

            Liquidation  proceeds shall be paid within 60 days of the end of the
Company's taxable year in which the liquidation occurs. Such distributions shall be in cash or Property (which need not be distributed proportionately) or partly in both, as determined by the Board.  In the case of a distribution of Property, the Board shall endeavor,  to the extent feasible,  to distribute to each Member the Property which such Member had previously contributed to the Company.

            If at the time of  liquidation  the Designated  Directors  determine that an immediate sale of some or all Company Property would cause undue loss to the Members, the Board may, in order to avoid such loss, defer liquidation.

            12.4 WINDING UP AND FILING  CERTIFICATE  OF  CANCELLATION.  Upon the
commencement  of the winding up of the Company,  a certificate  of  cancellation shall be  delivered  by the  Company to the  Secretary  of State of the State of
Delaware  for  filing.  The  certificate  of  cancellation  shall  set forth the information  required  by the  Act.  The  winding  up of the  Company  shall  be completed when all debts,  liabilities  and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the  remaining  Property  of the  Company  has  been  distributed  to the
Members.

            12.5 PREFERENCE.  Notwithstanding anything to the contrary contained in this Article XII, upon dissolution and winding up of the Company, NYFIX shall receive,  in  preference to all other  Members,  (i) a cash amount equal to $1.0 million and (ii) all of the rights to the Intellectual Property.

                                  ARTICLE XIII
                              NYFIX PURCHASE OPTION

            13.1 NYFIX  PURCHASE  OPTION.  (a) NYFIX  shall have the option (the
"NYFIX Option"), but not the obligation,  to purchase Units of the other Members as follows:

                                    (i)   Between   the  24th  and  30th  months
            following the Original  Effective Date,  NYFIX may purchase from the other Members,  on a pro rata basis, a minimum of 20%, and a maximum of  40%  of  all  of the  outstanding  Units,  based  on an  implied valuation for the Company of $48 million;

                                    (ii)   Between  the  31st  and  36th  months
            following the Original Effective Date, NYFIX may purchase additional
            Units  from the  other  Members,  on a pro rata  basis,  based on an implied valuation for the Company of $60 million; provided, however, that if the NYFIX  Option was not  exercised  pursuant to clause (i)
            above and NYFIX elects to exercise the NYFIX Option pursuant to this clause (ii), then NYFIX must purchase a minimum of 20% of all of the outstanding Units; and

                                    (iii)  Between  the  37th  and  48th  months
            following the Original Effective Date, NYFIX may purchase additional
            Units  from the  other  Members,  on a pro rata  basis,  based on an implied valuation for the Company of $72 million; provided, however, that if the NYFIX Option was not  exercised  pursuant to clauses (i)
            or (ii) above and NYFIX elects to exercise the NYFIX Option pursuant to this clause  (iii),  then NYFIX must purchase a minimum of 20% of all of the outstanding Units.

Notwithstanding  anything to the contrary contained in this Section 13.1(a),  in no event may NYFIX  exercise  the NYFIX Option for more than an aggregate of 40%
of all of the outstanding Units; provided,  however, that if NYFIX has exercised the NYFIX  Option for the entire  40%,  then it may  negotiate  with  individual
Members for  additional  Units of such Members.  Upon the expiration of the 48th
month   following  the  Original   Effective   Date,   the  NYFIX  Option  shall
automatically  lapse and expire and shall not thereafter afford NYFIX any rights whatsoever.

                        (b) Upon the exercise of the NYFIX Option, a pro rata
portion of the  outstanding  Company  Options (as defined in Section 14.1 below)
shall be deemed to have been  exercised for Units and therefore  will be subject to the NYFIX Option.

                        (c) NYFIX may exercise the NYFIX Option by delivering
written  notice (the "Exercise  Notice") to the Company and the Members  stating
NYFIX's election to exercise the NYFIX Option. The Exercise Notice shall include the following: (i) the aggregate number of Units NYFIX intends to purchase; (ii)
the  calculation  of the  aggregate  amount of  consideration  to be paid to the
Members  (the  "Exercise  Price");  (iii)  whether  the  exercise is through the exchange  of cash or Shares;  and (iv) the  proposed  Exercise  Date (as defined below).  NYFIX shall deliver the Exercise  Notice to the Company and the Members at least three  business  days prior to the date of the closing of the  purchase and sale of the Units  pursuant to this Section 13.1 (the "Exercise  Date").  On the Exercise Date, NYFIX shall pay the Exercise Price in cash or shares of NYFIX
Common Stock (the "Shares").  The fair market value of the Shares shall be based on the  five-day  trading  average  ending on the day  immediately  prior to the
Exercise Date. Except as set forth in the proviso of the penultimate sentence of
Section 13.1(a) above, any Units purchased pursuant to the NYFIX Option shall be purchased pro rata from all of the other Members  according to their  Membership
Interests.  In connection  with any purchase of Units by NYFIX  pursuant to this

Section 13.1 using  Shares,  NYFIX agrees to grant to each Member  receiving the
Shares, registration and indemnification rights on the following terms:

                                    (i)  NYFIX  agrees  to  file a  registration
statement  pursuant to the  Securities  Act,  covering  the resale of all of the
Shares  (the  "Registration  Statement")  as soon as  possible  but in any event within 60 days following the Exercise  Date.  NYFIX agrees to use its reasonable best efforts to cause the Registration Statement to be declared effective by the
Securities  and Exchange  Commission  (the "SEC") as soon as  practicable  after filing it and will  notify  each Member  when such  Registration  Statement  has become  effective.  NYFIX agrees to use its reasonable  best efforts to keep the
Registration  Statement  effective  (including the preparation and filing of any amendments and  supplements  necessary for that purpose)  during the period from the date that the Registration  Statement is declared effective by the SEC until the  earlier  of (i) the date on which the  Members  shall  have sold all of the
Shares and (ii) the date on which all of the Shares are  eligible  to be sold or transferred  under Rule 144 without holding period or volume  limitations  (such period,  the  "Effective  Period").  Upon  seeking  to offer and sell its Shares pursuant to the Registration Statement, each Member agrees to provide in writing in a timely  manner,  information  regarding the proposed  distribution  by such
Member of the Shares and such other information reasonably requested by NYFIX in connection  with the  preparation  of and for the inclusion in the  Registration
Statement.  NYFIX  agrees to provide to each  Member the number of copies of the final  prospectus and any  amendments or  supplements  thereto as are reasonably requested  by such  Member.  NYFIX  shall  promptly  notify  the  Member  of any threatened stop order by the SEC or if the  Registration  Statement ceases to be effective  for any reason at any time  during the  Effective  Period,  and NYFIX shall use its reasonable best efforts and take all reasonable  actions  required to prevent  the entry of such stop order or to obtain the prompt  withdrawal  of any order suspending the effectiveness thereof.

                                    (ii) NYFIX agrees to indemnify and hold
harmless,  to the  extent  permitted  by law and  subject  to the  terms of this
Agreement, each Member, its directors,  officers,  employees and agents and each person who  controls  such Member  (within the  meaning of the  Securities  Act)
against  any  losses,  claims,  damages,  liabilities  and  expenses  (including reasonable  attorneys' fees and disbursements)  arising out of or based upon any untrue  or  alleged  untrue  statement  of a  material  fact  contained  in  the
Registration  Statement (or any  amendment  thereto) or the  prospectus  (or any amendment or  supplement  thereto) or any omission or alleged  omission to state therein a material fact  required to be stated  therein or necessary to make the statements made therein in the light of the circumstances  under which they were made not misleading;  provided,  however,  that NYFIX shall not be liable to any
Member to the extent that any such loss,  claim,  damage,  liability  or expense arises out of, or is based upon, any untrue or alleged  untrue  statement or any omission,  if such  statement or omission  shall have been made in reliance upon and in conformity with information  relating to such Member furnished in writing to  NYFIX  by any  such  Member  expressly  for  use in the  preparation  of the
Registration  Statement (or any  amendment  thereto) or the  prospectus  (or any amendment or supplement thereto).

                                    (iii) In  connection  with the  Registration
Statement,  each Member agrees to indemnify,  to the extent permitted by law and subject  to the  terms  of  this  Agreement,  NYFIX,  its  directors,  officers, employees  and agents and each person who controls  NYFIX (within the meaning of the  Securities  Act)  against  any losses,  claims,  damages,  liabilities  and expenses (including reasonable attorneys' fees and disbursements) arising out of or based  upon any  untrue  or  alleged  untrue  statement  of a  material  fact contained  in the  Registration  Statement  (or any  amendment  thereto)  or the prospectus  (or any amendment or supplement  thereto) or any omission or alleged omission  to state  therein a material  fact  required  to be stated  therein or necessary to make the statements made therein in the light of the  circumstances under  which  they were made not  misleading,  to the  extent  that such  untrue statement  or  omission  was  made  in  reliance  upon  and in  conformity  with information furnished in writing to NYFIX by such Member (in his or her capacity as a  shareholder  of  NYFIX)  expressly  for  use  in  the  preparation  of the
Registration  Statement (or any  amendment  thereto) or the  prospectus  (or any amendment or supplement thereto). The liability of any Member under this Section
13.1(c)(iii)  shall not in any event  exceed the net  proceeds  received by such
Member from the sale of Shares covered by the Registration Statement.

                                    (iv) Each party entitled to  indemnification
under this Section  13.1(c)  shall give notice to the party  required to provide indemnification  promptly after such  indemnified  party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party to  assume  the  defense  of any such  claim or any  litigation  resulting therefrom;  provided that counsel for the indemnifying  party, who shall conduct the defense of such claim or  litigation,  shall be approved by the  indemnified party  (whose  approval  shall not be  unreasonably  withheld or  delayed);  and provided,  further,  that the delay or failure of any indemnified  party to give notice as  provided  herein  shall not  relieve  the  indemnifying  party of its
obligations  under  this  Section  13.1(c),   except  to  the  extent  that  the
indemnifying  party shall have been materially  adversely affected by such delay or  failure.  The  indemnified  party may  participate  in such  defense at such party's expense;  provided,  however, that the indemnifying party shall pay such expense if the indemnified party shall have reasonably  concluded that there may be  a  conflict  between  the  positions  of  the  indemnifying  party  and  the indemnified  party in  conducting  the  defense of any such claim or  litigation resulting therefrom. No indemnified party shall consent to entry of any judgment or settle  any claim or  litigation  without  the prior  written  consent of the indemnifying party. If the indemnification  provided for in this Section 13.1(c)
from the indemnifying  party is unavailable to an indemnified party hereunder in respect of any losses,  claims,  damages,  liabilities  or expenses  referred to therein as a result of a judicial  determination that such  indemnification  may not be enforced in such case  notwithstanding  this Agreement,  the indemnifying party, in lieu of indemnifying such indemnified  party,  shall contribute to the amount  paid or payable by such  indemnified  party as a result of such  losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified  parties in connection  with the actions  which  resulted in such losses,  claims,  damages, liabilities or expense, as well as any other relevant equitable  considerations.
The relative fault of such indemnifying  party and indemnified  parties shall be determined by reference to, among other things,  whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged  omission  to state a  material  fact,  has been made by, or  relates to information supplied by, such indemnifying party or indemnified parties, and the parties'  relative intent,  knowledge,  access to information and opportunity to correct or prevent such action. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to
contribution   from  any  person   who  was  not   guilty  of  such   fraudulent
misrepresentation.

                                   ARTICLE XIV
                                 MISCELLANEOUS

            14.1 COMPANY  OPTION PLAN.  (a) The Company  shall adopt an employee incentive  plan  approved  by the  Designated  Directors,  pursuant to which the
Company can issue to its employees  options to purchase Units,  restricted Units or other  instruments  to acquire  Units or  participate  in the  profits of the
Company,  up to an  aggregate  of 10% of the  outstanding  Units  (the  "Company
Options") as follows:

                                    (i) up to 2% prior  to  December  31,  2002;
            provided  that they may only be issued to  employees  who joined the
            Company after the Original Effective Date;

                                    (ii) up to an additional 4% between  January
            1, 2003 and December 31, 2003;  provided that they may not be issued to Renaissance Members until their annual reviews;

                                    (iii) up to an additional 4% between January
            1, 2004 and December 31, 2004; and

                                    (iv)  all  remaining  options  up to the 10%
            maximum after December 31, 2004.

Notwithstanding  anything to the contrary  contained  in this  Section  14.1(a), under no  circumstance  shall Company  Options be issued to the Management  Team without the prior written consent of the NYFIX Designees.

                           (b) Each Company Option shall have an exercise price
equal to the fair market value of a Unit on the date of grant,  as determined by the Designated Directors.

                           (c) Each Company Option shall vest in equal amounts
on the first four anniversaries of the date of grant; provided, however, that if a holder of a Company  Option has his  employment  with the Company  terminated, then such holder shall be credited with one additional vesting period.

            14.2  EMPLOYMENT  AGREEMENTS.  Each  Renaissance  Member  agrees  to execute an Employment Agreement as well as a Non-Competition, Non-Disclosure and
Non-Solicitation  Agreement,  in forms  reasonably  acceptable to the Management
Team.

            14.3  REPURCHASE  OF UNITS.  To the  extent a  Renaissance  Member's employment with the Company is terminated,  for any reason,  prior to the fourth anniversary  of the  Original  Effective  Date,  such  Renaissance  Member shall forfeit  a  portion  of his  Units to the  Company,  pursuant  to the  following schedule:

             Date of Termination                         % of Units Forfeited
             -------------------                         --------------------
 Prior to the first anniversary                            100%
 Between the first and second anniversaries                 80%
 Between the second and third anniversaries                 50%
 Between the third and fourth anniversaries                 20%
 After the fourth anniversary                                0%

Such  forfeited  Units  shall be  automatically  cancelled.  At the time of such forfeiture,  the  Company  shall  have the right  (the  "Company's  Option")  to repurchase  such  Member's  Units that were not  forfeited,  at their book value
(defined as the Members  Equity as  determined  in  accordance  with  accounting principles  generally  accepted in the United  States of America  divided by the
number  of  Units   outstanding)  as  of  the  end  of  the  Company's  previous quarter-end.  In addition,  NYFIX shall have the option (at its sole discretion)
to require the Company to exercise the  Company's  Option,  provided  that NYFIX purchases an equal number of Units from the Company for the book value.

            14.4 NOTICES.  Notices to the Company shall be sent to the Principal
Office of the Company.  Notices to the Members shall be sent to their  addresses set forth on their signature pages hereto.  Any Member may require notices to be sent to a different  address by giving notice to the other Members in accordance with this Section 14.4. Any notice or other communication  required or permitted hereunder  shall be in  writing,  and shall be deemed  to have been  given  with receipt confirmed if and when delivered personally,  mailed first class (postage prepaid),  delivered to a nationally  recognized  overnight courier,  or sent by facsimile, to such addresses.

            14.5 ENTIRE AGREEMENT.  This Agreement,  together with the Schedules attached  hereto,  constitute  the entire  agreement  between  the  parties  and supersedes  any prior  agreement or  understanding  between them  respecting the subject matter hereof.

            14.6 SAVING  CLAUSE.  If any  provision  of this  Agreement,  or the application  of such  provision  to any  person or  circumstance,  shall be held invalid,  the remainder of this Agreement,  or the application of such provision to persons  or  circumstances  other than those as to which it is held  invalid, shall not be affected thereby.

            14.7  COUNTERPARTS.  This  Agreement  may be  executed  in  multiple counterparts,  each of  which  shall be  deemed  an  original,  but all of which together  shall  constitute one and the same  instrument.  A facsimile copy of a signature shall be deemed an original signature.

            14.8 GOVERNING LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            14.9 NO RIGHTS OF CREDITORS AND THIRD PARTIES UNDER  AGREEMENT.  The
Agreement  is entered  into among the Company and the Members for the  exclusive benefit of the Company,  its Members and their  successors  and  assignees.  The
Agreement  is  expressly  not  intended  for the benefit of any  creditor of the
Company  or any  other  person.  Except  and  only  to the  extent  provided  by applicable  statute,  no such  creditor or any third party shall have any rights under the  Agreement  or any  agreement  between the Company and any Member with respect to any Capital Contribution or otherwise.

            14.10 AMENDMENTS. All amendments to this Agreement shall require the approval of the Members holding at least a majority of the Membership Interests.
After an amendment under this Section 14.10 becomes effective, the Company shall mail to the Members a notice briefly describing such amendment.

            14.11  GENERAL  INTERPRETIVE   PRINCIPLES.   For  purposes  of  this
Agreement,  except  as  otherwise  expressly  provided  or  unless  the  context otherwise requires:

                        (a) the terms  defined  in this  Agreement  include  the
plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                        (b) accounting  terms not otherwise  defined herein have
the meanings  given to them in the United  States in accordance  with  generally accepted accounting principles consistently applied;

                        (c) references  herein to "Sections,"  "paragraphs"  and
other subdivisions  without reference to a document are to designated  Sections, paragraphs and other subdivisions of this Agreement;

                        (d) a reference to a paragraph without further reference
to a Section is a reference  to such  paragraph as contained in the same Section in  which  the  reference  appears,  and this  rule  shall  also  apply to other subdivisions;

                        (e) the words "herein," "hereof,"  "hereunder" and other
words of  similar  import  refer  to this  Agreement  as a whole  and not to any particular provision; and

                        (f) the term "include" or "including" shall mean without
limitation by reason of enumeration.

                            [SIGNATURE PAGE FOLLOWS]

                        IN WITNESS WHEREOF, the parties hereto have hereunto set
their hands as of the date first written above.

MEMBERS:

Entity Name (if applicable):
                             ---------------------------------------------------

Signature:   /s/ Peter K. Hansen
             -------------------------------------------------------------------
             Name:
             Title (if applicable):

Address:     333 Ludlow St.
             -------------------------------------------------------------------
             Stamford, CT 06902
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Number of Membership Interests:   1,800,000
                               -----------------------------------------

Capital Contribution:   Intellectual Property
                        --------------------------------------------------------

IN WITNESS  WHEREOF,  the parties hereto have hereunto set their hands as of the date first written above.

MEMBERS:

Entity Name (if applicable):
                             ---------------------------------------------------

Signature:   /s/ Edward Brandman
             -------------------------------------------------------------------
             Name: Edward Brandman
             Title (if applicable):

Address:     6 Wolf Hill Terrace
             -------------------------------------------------------------------
             Martinsville, NJ 08836
             -------------------------------------------------------------------
             -------------------------------------------------------------------

Number of Membership Interests:   2,733,333
                                  -----------------------------------------

Capital Contribution:   50,000 shares of NYFIX common stock
                        --------------------------------------------------------

IN WITNESS  WHEREOF,  the parties hereto have hereunto set their hands as of the date first written above.

MEMBERS:

Entity Name (if applicable):
                             ---------------------------------------------------

Signature:   /s/ Daniel Ryan
             -------------------------------------------------------------------
             Name: Daniel Ryan
             Title (if applicable):

Address:     37 River Avenue
             -------------------------------------------------------------------
             Cornwall on Hudson, NY 12520
             -------------------------------------------------------------------
             -------------------------------------------------------------------

Number of Membership Interests:   2,733,334
                                  -----------------------------------------

Capital Contribution:   50,000 shares of NYFIX common stock
                        --------------------------------------------------------

IN WITNESS  WHEREOF,  the parties hereto have hereunto set their hands as of the date first written above.

MEMBERS:

Entity Name (if applicable):
                             ---------------------------------------------------

Signature:   /s/ Ken DeGiglio
             -------------------------------------------------------------------
             Name: Ken DeGiglio
             Title (if applicable):

Address:     5 Forest Gardens Dr.
             -------------------------------------------------------------------
             Matawan, NJ 07747
             -------------------------------------------------------------------
             -------------------------------------------------------------------

Number of Membership Interests:   2,733,333
                                  -----------------------------------------

Capital Contribution:   50,000 shares of NYFIX common stock
                        --------------------------------------------------------

                                   SCHEDULE A

            Special Allocations. The following special allocations shall be made in the following order:

1.   MINIMUM GAIN CHARGEBACK. Except as otherwise provided in Section 1.704-2(f)
     of the Tax Regulations,  if there is a net decrease in Partnership  Minimum
     Gain during any Fiscal Year, each Member shall be specially allocated items of  Company  income  and gain for such  Fiscal  Year  (and,  if  necessary, subsequent  Fiscal Years) in an amount equal to such Member's  share of the net decrease in  Partnership  Minimum Gain,  determined in accordance  with
     Section  1.704-2(g)  of the Tax  Regulations.  Allocations  pursuant to the previous  sentence  shall be made in proportion to the  respective  amounts required to be allocated to each Member pursuant  thereto.  The items to be so allocated shall be determined in accordance with Sections  1.704-2(f)(6)
     and  1.704-2(j)(2)  of the Tax  Regulations.  This paragraph is intended to comply with the minimum gain chargeback  requirement in Section  1.704-2(f)
     of the Tax Regulations and shall be interpreted consistently therewith.

2.   PARTNER MINIMUM GAIN  CHARGEBACK.  Except as otherwise  provided in Section
     1.704-2(i)(4) of the Tax Regulations, if there is a net decrease in Partner
     Nonrecourse  Debt Minimum Gain  attributable to a Partner  Nonrecourse Debt during  any  Fiscal  Year,  each  Member  who  has a share  of the  Partner
     Nonrecourse  Debt Minimum  Gain  attributable  to such Partner  Nonrecourse
     Debt,  determined  in  accordance  with  Section  1.704-2(i)(5)  of the Tax
     Regulations,  shall be specially allocated items of Company income and gain for such Fiscal Year (and,  if  necessary,  subsequent  Fiscal Years) in an amount  equal  to such  Member's  share  of the  net  decrease  in  Partner
     Nonrecourse  Debt Minimum  Gain  attributable  to such Partner  Nonrecourse
     Debt,  determined  in  accordance  with  Section  1.704-2(i)(4)  of the Tax
     Regulations. Allocations pursuant to the previous sentence shall be made in proportion  to the  respective  amounts  required to be  allocated  to each
     Member pursuant  thereto.  The items to be so allocated shall be determined in accordance  with Sections  1.704-2(i)(4)  and  1.704-2(j)(2)  of the Tax
     Regulations. This paragraph (2) is intended to comply with the minimum gain chargeback  requirement in Section 1.704-2(i)(4) of the Tax Regulations and
     shall be interpreted consistently therewith.

3.   QUALIFIED INCOME OFFSET. In the event any Member unexpectedly  receives any
     adjustments,   allocations,   or   distributions   described   in   Section
     1.704-1(b)(2)(ii)(d)(4),   Section   1.704-1(b)(2)(ii)(d)(5),   or  Section
     1.704-1(b)(2)(ii)(d)(6) of the Tax Regulations, items of Company income and gain  shall be  specially  allocated  to the Member in an amount and manner sufficient to eliminate, to the extent required by the Tax Regulations, the
     Adjusted  Capital  Account  Deficit of the  Member as quickly as  possible, provided  that an allocation  pursuant to this  paragraph (3) shall be made only if and to the extent that the Member  would have an  Adjusted  Capital

     Account Deficit after all other  allocations  provided for in this schedule have  been  tentatively  made as if this  paragraph  (3)  were  not in this schedule.

4.   GROSS  INCOME  ALLOCATION.  In the event any Member  has a deficit  Capital
     Account at the end of any Fiscal  Year which is in excess of the sum of the amounts such Member is  obligated  to restore  pursuant to the terms of the
     Agreement  or  is  deemed  to be  obligated  to  restore  pursuant  to  the penultimate  sentences of Sections  1.704-2(g)(1)  and 1.704-2(i)(5) of the
     Tax  Regulations,  each such Member shall be specially  allocated  items of
     Company  income  and  gain in the  amount  of such  excess  as  quickly  as possible,  provided that an allocation pursuant to this paragraph (4) shall be made only if and to the  extent  that such  Member  would have a deficit
     Capital Account in excess of such sum after all other allocations  provided for in this schedule have been made as if paragraph (3) and this  paragraph
     (4) were not in this Agreement.

5.   NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any Fiscal Year shall be specially  allocated  among the Members in proportion  to their  Membership
     Interests.

6.   PARTNER NONRECOURSE DEDUCTIONS.  Any Partner Nonrecourse Deductions for any
     Fiscal  Year  shall be  specially  allocated  to the  Member  who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner  Nonrecourse  Deductions are  attributable  in accordance with
     Section 1.704-2(i)(1) of the Tax Regulations.

7.   MANDATORY  ALLOCATIONS  UNDER  SECTION  704(C)  OF THE  CODE.  In the event
     Section  704(c)  of the  Code or  Section  704(c)  of the  Code  principles applicable under Section  1.704-1(b)(2)(iv)  of the Tax Regulations require allocations of Profits or Losses in a manner  different than that set forth above, the provisions of Section 704(c) of the Code and the Tax Regulations
     thereunder  shall control such allocations  among the Members.  Any item of
     Company  income,  gain,  loss and  deduction  with  respect to any property
     (other than cash) that has been  contributed  by a Member to the capital of the  Company  or which  has been  revalued  for  Capital  Account  purposes pursuant to Section  1.704-l(b)(2)(iv) of the Tax Regulations) and which is required  or  permitted  to be  allocated  to such  Member  for  income tax purposes  under  Section  704(c) of the Code so as to take into account the variation  between the tax basis of such property and its fair market value at the time of its  contribution  shall be allocated  solely for income tax purposes in a manner so required or permitted  under Section  704(c) of the
     Code;  provided,   however,  that  curative  allocations  --------  -------
     consisting of the special allocation of gain or loss upon the sale or other disposition of the  contributed  property shall be made in accordance  with
     Section  1.704-3(c)  of the Tax  Regulations  to the  extent  necessary  to eliminate any disparity, to the extent possible,  between the Members' book and tax  Capital  Accounts  attributable  to  such  property.

8.   CURATIVE  ALLOCATIONS.  The  allocations  set forth above (the  "Regulatory
     Allocations")  are intended to comply with certain  requirements of the Tax
     Regulations  and it is  the  intent  of the  Members  that,  to the  extent possible,  all Regulatory Allocations shall be offset with other Regulatory
     Allocations.  Furthermore,  notwithstanding  any  other  provision  of this
     Schedule A, the Members shall make such offsetting  special  allocations of
     Company income,  gain,  loss, or deduction in whatever manner it determines appropriate  so that,  after such  offsetting  allocations  are made,  each
     Member's Capital Account balance is, to the extent  possible,  equal to the
     Capital  Account  balance  such  Member  would  have had if the  Regulatory
     Allocations  were not part of this  Agreement  and all  Company  items were allocated pursuant to Article VIII. The Company (i) shall take into account future Regulatory  Allocations  that,  although not yet made, are likely to
     offset  other  Regulatory   Allocations   previously  made,  and  (ii)  may
     reallocate  Profits  and  Losses  for prior  open  years (or items of gross income and  deduction  of the Company for such years)  among the Members to the extent it is not  possible to achieve such result with  allocations  of items of income (including gross income) and deduction for the current year and future  years.  This  paragraph  8 shall  control  notwithstanding  any reallocation  or  adjustment  of taxable  income,  taxable  loss,  or items thereof by the Internal Revenue Service or any other taxing authority.

9.   DEFINITIONS:

                        a. ADJUSTED  CAPITAL  ACCOUNT  DEFICIT shall mean,  with
                        respect to any Member,  the deficit balance,  if any, in
                        such  Member's  Capital  Account  as of  the  end of the
                        relevant  Fiscal  Year,   after  giving  effect  to  the
                        following adjustments:

                        (1) Credit to such  Capital  Account  the  minimum  gain
                        chargeback that such Member is deemed to be obligated to
                        restore   pursuant  to  the  penultimate   sentences  of
                        Sections  1.704-2(g)(1)  and  1.704-2(i)(5)  of the  Tax
                        Regulations; and

                        (2) Debit to such Capital Account the items described in
                        Sections                        1.704-1(b)(2)(ii)(d)(4),
                        1.704-1(b)(2)(ii)(d)(5),  and 1.704-1(b)(2)(ii)(d)(6) of
                        the Tax Regulations.

               The foregoing  definition of Adjusted  Capital Account Deficit is
               intended   to   comply   with   the    provisions    of   Section
               1.704-1(b)(2)(ii)(d)   of  the  Tax   Regulations  and  shall  be
               interpreted consistently therewith.

                        b.  NONRECOURSE  DEDUCTIONS has the meaning set forth in
                        Section 1.704-2(b)(1) of the Tax Regulations.

                        c.  NONRECOURSE  LIABILITY  has the meaning set forth in
                        Section 1.704-2(b)(3) of the Tax Regulations.

                        d. PARTNER NONRECOURSE DEBT has the meaning set forth in
                        Section 1.704-2(b)(4) of the Tax Regulations.

                        e.  PARTNER  NONRECOURSE  DEBT  MINIMUM  GAIN  means  an
                        amount,  with respect to each Partner  Nonrecourse Debt,
                        equal to the Partnership  Minimum Gain that would result
                        if such  Partner  Nonrecourse  Debt  were  treated  as a
                        Nonrecourse  Liability,  determined in  accordance  with
                        Section 1.704-2(i)(3) of the Tax Regulations.

                        f. PARTNER  NONRECOURSE  DEDUCTIONS  has the meaning set
                        forth in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the
                        Tax Regulations.

                        g. PARTNERSHIP MINIMUM GAIN has the meaning set forth in
                        Sections   1.704-2(b)(2)   and  1.704-2(d)  of  the  Tax
                        Regulations.

                        h. TAX  REGULATIONS  shall mean any final,  temporary or
                        proposed regulations  promulgated by Treasury Department
                        pursuant  to the  Code as such  Tax  Regulations  may be
                        amended from time to time.  All  references  herein to a
                        specific section of the Tax Regulations  shall be deemed
                        also  to  refer  to  any   corresponding   provision  of
                        succeeding Tax Regulations.

                                   SCHEDULE B

            "Renaissance"  is the Nasdaq Market Making  /Trading system that was developed  at  Robertson  Stephens  as an  alternative  to the  existing  vendor supplied system.

            The basic  scope of the  Renaissance  system  can be  summarized  as follows:

                           *        Order Management and Routing
                           *        Execution Management/AutoEx
                           *        Position Management
                           *        Real-time P&L
                           *        Quote Management
                           *        Nasdaq Compliance Rules

            The  Source  Code  and  Supporting  Documentation  consists  of  the following:

                           *        All software versions for all platforms and
                                    operating environments
                           *        All specifications, technical or
                                    programmers' notes, source code annotations,
                                    user guides, manuals,  files,  instructions,
                                    software architecture  designs,  flowcharts,
                                    plans, drawings, diagrams, and documentation
                                    that are exclusively related to the Software

                                   SCHEDULE C

            In return for the revenue sharing, NYFIX agrees that it will provide the Company with the following services:

CORPORATE:
--------------------------------------------------------------------------------
                        NYFIX customer goodwill
                        Contract issuance & negotiation
                        Delivery planning
                        Tracking of staggered deliveries
                        Invoicing
                        Receivable collections
                        Liabilitity exposure

MARKETING:
------------------------
                        Exhibitions
                        Conferences
                        Web-site
                        Collateral Material
                        PR
                        Other

SALES:
------------------------
                        Executive Management
                        Sales Management
                        Sales Executives
                        Account Executives
                        Travel, Other

CORPORATE
INFRA-STRUCTURE:
--------------------------------------------------------------------------------
                        [NYFIX is not actually  providing  the Company  directly
                        with these functions, but rather is allocating a portion
                        of NYFIX  personnel's  time to coordinate and assist the
                        Company and its personnel with these functions

                                   Accounting
                                   Facilities Management
                                   Human Resource (MUST be Benefits)
                                   Legal
                                   General Support
                                   Policy, Process Procedure implementation

DATA CENTER INFRASTRUCTURE/DEVELOPMENT:
                         ----------------------
                        Sourcing,  Installation,  Networking
                        Fixtrader  changes
                        Core Network  allocation
                        Data Feeds and Services Network
                        Systems Management
                        Network  Management
                        Comdisco remote hands
                        Installation of equipment and Rack
                        Cabling
                        Account Management
                        Technical   Project   Management
                        Special Development
                        Help Desk Support

            NYFIX  also  agrees  that it will  purchase  certain  equipment  and services for use by the Company and in turn will charge the Company directly for the actual cost incurred (the "Actual Costs"). Cash reimbursement to NYFIX shall be made as follows:  (i) upon  determination  by the Board of  Directors  of the
Company that the Company has sufficient  capital to make the payments,  then the entire  amount of the Actual Costs shall be paid to NYFIX,  or (ii) at least 25%
(or such larger percentage as the Board of the Company deems appropriate) of all additional equity investments  received by the Company ("New Investments") shall be paid to NYFIX upon receipt thereof;  provided,  however, that in no event may the amount paid to NYFIX be greater than the Actual Costs,  and provided further that the  entire  amount  of the  Actual  Costs  must be paid to NYFIX  upon the
Company  receiving New  Investments  aggregating at least $8 million.  A list of equipment and services in this category is as follows:

CORPORATE
INFRA-STRUCTURE:
-----------------------------------------------
                                               Space
                                               Power,  Cleaning,  Security other
                                               PC's, Telephone, Front-desk, fax,
                                               internet      General      office
                                               facilities and equipment

DATA CENTER INFRASTRUCTURE/DEVELOPMENT:
                                               Equipment
                                               Software
                                               Dev Software & Hw Maintenance
                                               Agreements
                                               Rack space and facilities
                                               Power install
                                               Additional WAN equipment
                                               Network Switches (core and RSC)
                                               Telco Costs (# Full  T3's)
                                               NYFIX  Edge routers and CSU
                                               Tibco PC License

Health Benefits                                All health and insurance  related
                                               benefits  that  NYFIX   employees
                                               currently receive

                                   SCHEDULE D

Name and Address                    Capital        Membership
                                   Contribution    Interest      Units

NYFIX, Inc.                          $0 (1)          18%(2)     1,800,000
333 Ludlow Street
Stamford, CT 06902

Edward Brandman                      $0 (3)          27.3333%   2,733,333
6 Wolf Hill Terrace
Martinsville, NJ 08836

Daniel Ryan *                        $0 (3)          27.3334%   2,733,334
37 River Avenue
Cornwall on Hudson, NY 12520

Ken DeGiglio                         $0 (3)          27.3333%   2,733,333
5 Forest Gardens Dr.
Matawan, NJ 07747

(1)  NYFIX contributed the Intellectual Property.
(2)  Acquired  pursuant to an Agreement  between NYFIX and the Management  Team, dated as of the date hereof.
(3)  Each of the  Management  Team members  contributed  50,000  shares of NYFIX common stock.

* This Member is designated as the Tax Matters Partner.